UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Sec.240.14a-12

SHOALS TECHNOLOGIES GROUP, INC.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  SHOALS TECHNOLOGIES GROUP, INC. 51 MERCEDES WAY  EDGEWOOD, NY 11717  SHOALS TECHNOLOGIES GROUP, INC.  2023 Annual Meeting  Vote by May 3, 2023  11:59 PM ET  You invested in SHOALS TECHNOLOGIES GROUP, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 4, 2023.  Get informed before you vote  View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by  requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 4, 2023  10:00 AM EDT  Virtually at: www.virtualshareholdermeeting.com/SHLS2023  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  V1.1  For complete information and to vote, visit www.ProxyVote.com  Control #  V05403-P85512

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  Voting Items  Board Recommends  V05404-P85512  Election of Class II Director Nominees.  Nominees:  Jeannette Mills  Lori Sundberg  For  2. Approval, by an advisory vote, of the frequency of future advisory votes to approve the compensation of the Company’s Named Executive Officers (i.e., “say-on-pay” frequency proposal).  1 Year  3. Approval, by an advisory vote, of the compensation of the Company’s Named Executive Officers (i.e., “say-on-pay” proposal).  For  4. The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.